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                                                                 Exhibit 10.1(p)

                        REGISTRATION RIGHTS AGREEMENT
                       between THE MENTUS GROUP, INC.,
                   a Delaware corporation (the "Company"),
                                     and
                  _________________________ ("Shareholder"),
                            as of April ___, 1995.

RECITALS:

     In accordance with Section 3 of the Stock Purchase Agreement between the Company and Shareholder, the parties desire to set forth herein certain rights, terms and conditions with respect to the registration of the shares of Common Stock held by Shareholder and purchased in accordance with the Stock Purchase Agreement.

AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Shareholder agree as follows:

     1. Registrations. If the Company has elected to effectuate a public registration of shares of the Company's Common Stock for the Company's account, the Company will give prompt notice to Shareholder (the "Company's Notice"). The Company's Notice shall describe the date of proposed filing and the date by which the registration rights granted pursuant to this Section 1 must be exercised, the nature and method of any such registration and shall include a listing of the jurisdictions, if any, in which the Company proposes to register or qualify the securities under the applicable securities or "Blue Sky" laws of such jurisdictions. Upon receipt of the Company's Notice, Shareholder may request, in writing, that the Company effect the public registration of the shares then held by Shareholder and purchased in accordance with the Stock Purchase Agreement (which request shall specify the aggregate number of shares intended to be registered by Shareholder, shall describe the nature or method of the proposed registration and shall contain an undertaking by Shareholder to cooperate fully with the Company in order to permit the Company to comply with all applicable requirements of the relevant securities laws and the rules and regulations thereunder and to obtain acceleration of the effective date of the registration statement contemplated thereby), and the Company will use its best efforts to cause all shares as to which registration has been requested by Shareholder to be included in the Company's registration statement. The registration rights granted pursuant to this Section 1 may not be exercised more than once, whether exercised in whole or in part (provided, however, that any request made pursuant to this Section 1 which does not result in the declaration of effectiveness of a registration statement covering the shares owned by Shareholder, whether as a result of the withdrawal of the registration statement by the Company or through other action or inaction of the Company or otherwise, shall not be counted in determining the number of times registration rights have been exercised pursuant to this Section 1). The Company shall be entitled to postpone the filing of any registration statement if the Company's Board of Directors reasonably determines, in good faith, that such registration would not be in the best interests of the Company.

     2. Registration Procedures. If the Company effects a public registration of any shares held by the Shareholder, the Company shall:
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          (a) prepare and file with the Securities and Exchange Commission
(the "SEC") or a comparable entity in a foreign jurisdiction ("Foreign Securities Commission" or "FSC") a registration statement on the appropriate form with respect to such shares and use its best efforts to cause such registration statement to become effective;

          (b) prepare and file with the SEC or FSC such amendments and supplements to such registration statement and the prospectus used in connection therewith and take such other action as may be necessary to comply with the provisions of the applicable securities laws;

          (c) furnish to the Shareholder, without charge, a copy of the preliminary prospectus, any supplements thereto and a final prospectus and any supplements thereto in conformity with the requirements of the applicable securities laws, and such other documents as the Shareholder may reasonably request;

          (d) if, during any period in which, in the opinion of the Company's counsel, a prospectus relating to the shares is required to be delivered under the applicable securities laws in connection with any offer or sale contemplated by any registration statement, any event known to the Company occurs as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the related prospectus to comply with the applicable securities laws or the respective rules and regulations thereunder, to notify the Shareholder promptly to prepare and file with the SEC or FSC an amendment or supplement, as may be necessary to correct such untrue statement or omission or to make any registration statement or the related prospectus comply with such requirements and to furnish to Shareholder and its counsel such amendment or supplement to such registration statement or prospectus;

          (e) timely file with the SEC or FSC (i) any amendment or supplement to any registration statement or to any related prospectus that is required by the applicable securities laws or requested by the SEC or FSC and (ii) all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to applicable securities laws and respective rules and regulations thereunder;

          (f) within five days of filing with the SEC or FSC of (i) any amendment or supplement to any registration statement, (ii) any amendment or supplement to the related prospectus, or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated document, furnish a copy thereof to Shareholder and its counsel;

          (g) advise Shareholder promptly (i) when any post-effective amendment to any registration statement becomes effective and when any further amendment of or supplement to the prospectus shall be filed with the SEC or FSC, (ii) of any request or proposed request by the SEC or FSC for an amendment or supplement to any registration statement, to the related prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the SEC or FSC of any stop order suspending the effectiveness of any registration statement or any order directed to the related prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the
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accuracy or adequacy of any document incorporated by reference in such prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the shares for sale in any jurisdiction or the initiation or threat of any proceeding for the purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in any registration statement or the related prospectus as amended or supplemented or which requires the making of a change in such registration statement or such prospectus as amended or supplemented in order to make any material statement therein not misleading;

          (h) if the SEC or FSC shall issue a stop order suspending the effectiveness of any registration statement, make a good faith effort to obtain the lifting of that order at the earliest possible time;

          (i) deliver to Shareholder, not later than the time the Company makes the same available generally to other shareholders of the Company, copies of all public reports or releases and all reports and financial statements, if any, furnished by the Company to any securities exchange on which the shares may be listed pursuant to requirements of or agreements with such exchange or to the SEC or FSC pursuant to applicable securities laws or any rule or regulation of the SEC or FSC thereunder; and

          (j) use its best efforts to register or qualify the shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Shareholder shall reasonably request considering the nature and size of the offering and do such other acts and things as may be reasonably necessary to enable the Shareholder to consummate the public sale or other disposition in each such jurisdiction of such shares; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it has not been qualified or to file any general consent to service of process.

     3. Registration Expenses. The Company shall pay the following fees, disbursements and expenses: all registration and filing fees, printing expenses, auditors' fees, listing fees, registrar and transfer agent's fees, fees and disbursements of counsel to the Company, expenses (including reasonable fees and disbursements of counsel) of complying with applicable securities or "Blue Sky" laws and the fees of the National Association of Securities Dealers, Inc., if applicable, in connection with the review of such offering. The underwriting discounts and commissions allocable to the shares included in any offering shall be borne by the holders thereof.

     4.   Indemnification.

          (a) Upon registration of shares under the applicable securities laws pursuant to this Agreement, the Company will indemnify and hold harmless the Shareholder, its officers and directors, each underwriter (as defined in the applicable securities laws) and each other person, if any, who controls any of the Shareholder or any such underwriter within the meaning of the applicable securities laws from and against any and all losses, claims, damages and liabilities (including the fees and expenses of counsel in connection therewith in connection with any governmental or regulatory investigation or proceeding), arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares were registered, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto (including, in each case, documents incorporated by reference
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therein), or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any of the Shareholder, Shareholder's counsel or any underwriter and furnished to the Company in writing by any of the Shareholder or such counsel or underwriter; provided that the foregoing indemnification with respect to a preliminary prospectus shall not inure to the benefit of any underwriter (or the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased shares to the extent such losses, claims, damages or liabilities result from the fact that a copy of the final prospectus had not been sent or given to such person at or prior to written confirmation of the sale of such shares to such person.

          (b) Upon registration of shares under the applicable securities laws pursuant to this Agreement, Shareholder will indemnify and hold harmless the Company, its directors, its officers who sign the registration statement, each underwriter and each person, if any, who controls the Company or such underwriter within the meaning of the applicable securities laws, to the same extent as the foregoing indemnity from the Company to the Shareholder, but only with reference to information relating to the Shareholder and furnished to the Company by the Shareholder for use in the registration statement; any publicly discloseable documents of the Shareholder published within the time frame of the registration statement; any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to the retention of such counsel at its expense or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party, the indemnifying party proposes that the same counsel represent both the indemnified party and the indemnifying party and representation of both parties by the counsel would be inappropriate due to actual or potential differing interests between them. It is understood, where the expense of separate counsel shall be borne by the indemnifying party pursuant to the foregoing sentence, that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm qualified in such jurisdiction to act as counsel for such indemnified party. Any firm designated by the indemnifying party shall be approved as satisfactory in writing by the Shareholder in the case of parties indemnified pursuant to
Section 4(a) and by the Company in the case of parties indemnified pursuant to Section 4(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.
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          (d) Indemnification pursuant to Section 4(a) and (b) shall be on such other terms and conditions as are at the time customary and reasonably required by underwriters in public offerings, including providing for contribution in the event indemnification provided in this Section is unavailable or insufficient.

     5. Selection of Underwriters. The Company will have the right to select the investment banking firm(s) acting as Manager(s) in connection with any underwritten public offering.

     6.   Miscellaneous.

          (a) Company's Right to Enter into Other Registration Rights Agreements. Shareholder understands and acknowledges the Company's right to enter into registration rights agreements with other existing or future shareholders or employees of the Company pursuant to such terms and conditions as the Company, in its sole and absolute discretion, deems appropriate.

          (b) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          (c) Assignment. Neither party shall have the right to assign this Agreement without the express written consent of the non-assigning party. Any assignment in violation of this Section 6(c) shall be null and void.

          (d) Governing Law. The laws of the State of Delaware (without giving effect to the choice of law provisions thereof) shall govern the interpretation and enforcement of this Agreement.


[Stockholder]                             THE MENTUS GROUP, INC., a

                                               Delaware corporation

By:                                            By
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Its:                                           Its
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